                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                  May 21, 1997


                       ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter)


    New Jersey                  1-1-432               22-2429994
   ---------------            -----------            --------------
   (State or other            (Commission            (IRS Employer
   jurisdiction of            File Number)           Identification
   incorporation)                                    Number)



                               Meridian Center II
                             4 Industrial Way West
                          Eatontown New Jersey  07724
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724

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         (Former name or former address, if changed from last report)

        Item 5.  Other Events
                 ------------

             Roberts Pharmaceutical Corporation announced today that Mr. Joseph
   N. Noonburg and the Honorable Marilyn Lloyd have joined its Board of Directors.

        Mr. Noonburg, a self employed consultant, has a 38 year background in the pharmaceutical industry. Mr. Noonburg is former Senior Vice President of Sales for the pharmaceutical firm of Reed & Carnick and General manager of Strafford Miller, Reed & Carnick's generic drug division. Mr. Noonburg has been actively involved in several pharmaceutical industry associations including, the Pharmaceutical Research and Manufacturers Association, National Wholesale Druggist Association and the National Association of Chain Drug Stores.

        Ms. Lloyd, a former Congresswoman, is a consultant for Lockheed Martin Corporation and the Spectrum Group and serves on a number of boards including the board of Lockheed Martin Energy Research Corporation. From 1974 through 1995, Ms. Lloyd represented Tennessee's Third Congressional District in the U.S. House of Representatives. In addition to being Chairman of the Energy Subcommittee of the House Science and Technology Committee, she championed many initiatives promoting health care awareness for women and chaired the Housing and Consumer Committee of the Committee on Aging. In addition to her corporate board positions, Ms. Lloyd is a member of Secretary Pena's Energy Advisory Board.

       Mr. Noonburg and Ms. Lloyd now fill the two seats on the Board of Directors previously held by Yamanouchi Group Holding, Roberts largest shareholder. Under the terms of a stock purchase agreement, Yamanouchi is now entitled to designate only one member of the board for election. Yamanouchi has noted its continued interest in Roberts future and, while not designating a nominee to Roberts Board at this time, retains the right to do so at a future date.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ROBERTS PHARMACEUTICAL CORPORATION
                       ----------------------------------
                                  (Registrant)



Date:  May 22, 1997                     By:  /s/ Anthony A. Rascio
                                             ----------------------------
                                             Anthony A. Rascio
                                             Vice President